Exhibit 24(iii)


                          INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
Factory 2-U Stores, Inc. (formerly Family Bargain Corporation)

We consent to the use of our reports on Family Bargain Corporation incorporated herein by reference.


                                        KPMG PEAT MARWICK LLP



San Diego, California
April 8, 1999